                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION

     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996

                                           CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                           TRUST ACCOUNT #13223001
                                           REMITTANCE DATE: 7/15/96

                                                          Total $            Per $1,000
Class A Certificates                                      Amount              Original
- --------------------                                     --------           -----------
 (1a)  Amount available (including Monthly
       Servicing Fee)                                  $7,352,075.40

 (b)  Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                  0.00

 (c)  Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                               7,352,075.40

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.10%)                    6.10%
         b. Class A-1 Interest                             692,795.49       4.81107979
         c. Class A-2 Remittance Rate(6.45%)                    6.45%
         d. Class A-2 Interest                             314,437.50       5.37500000
         e. Class A-3 Remittance Rate(6.90%)                    6.90%
         f. Class A-3 Interest                             181,700.00       5.75000000
         g. Class A-4 Remittance Rate(7.20%)                    7.20%
         h. Class A-4 Interest                             421,440.00       6.00000000
         i. Class A-5 Remittance Rate(7.65%,
            unless Weighted Average Contract
            Rate is below 7.65%)                                7.65%
         j. Class A-5 Interest                             521,857.50       6.37500000

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                            .00              .00

      (4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                            .00              .00



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 2

                                         CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                         TRUST ACCOUNT #13223001
                                         REMITTANCE DATE: 7/15/96

B.  Principal
    (5) Formula Principal Distribution
        Amount                                           3,707,159.55                    N/A
        a. Scheduled Principal                             643,760.22                    N/A
        b. Principal Prepayments                         1,732,544.65                    N/A
        c. Liquidated Contracts                            114,876.46                    N/A
        d. Repurchases                                   1,215,978.22                    N/A
    (6) Pool Scheduled Principal
        Balance                                        453,848,809.93           975.45605131

   (6a) Pool Factor                                         .97545605

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance
        date                                                      .00

    (8) Class A Percentage for such Remittance
        Date                                                    91.87%

    (9) Class A Percentage for the following
        Remittance Date                                         91.80%

   (10) Class A Principal Distribution:
        a. Class A-1                                     3,707,159.55            25.74416354
        b. Class A-2                                              .00                    .00
        c. Class A-3                                              .00                    .00
        d. Class A-4                                              .00                    .00
        e. Class A-5                                              .00                    .00

   (11) Class A-1 Principal Balance                    132,580,477.93           920.69776340
  (11a) Class A-1 Pool Factor                               .92069776

   (12) Class A-2 Principal Balance                     58,500,000.00           1000.0000000
  (12a) Class A-2 Pool Factor                              1.00000000

   (13) Class A-3 Principal Balance                     31,600,000.00           1000.0000000
  (13a) Class A-3 Pool Factor                              1.00000000

   (14) Class A-4 Principal Balance                     70,240,000.00           1000.0000000



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 3

                                        CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 7/15/96


 (14a) Class A-4 Pool Factor                             1.00000000

  (15) Class A-5 Principal Balance                    81,860,000.00         1000.0000000
 (15a) Class A-5 Pool Factor                             1.00000000

  (16) Unpaid Class A Principal Shortfall
       if any) following current Remittance Date                                     .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

  (17) 31-59 days                                      2,638,107.80                   89

  (18) 60 days or more                                 1,470,404.10                   45

  (19) Current Month Repossessions                       359,241.64                   12

  (20) Repossession Inventory                            506,804.86                   18

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

 (21) Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                            .32%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                               .15%

 (22) Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                            .58%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                               .40%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 4

                                        CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 7/15/96

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from March 1, 2000 to
          February 28, 2001, 6.5% from March 1, 2001 to
          February 28, 2002, 8.5% from March 1, 2002 to
          February 28, 2003 and 9.5% thereafter)                   .01%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
          Date                                               35,055.56

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                     .03%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                           17.28%

(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $9,305,367.00                               .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                         8.13%




                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 5

                                        CUSIP#'S 393505-LX8
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 7/15/96

                                                    Total $          Per $1,000

                                                     Amount           Original
                                                    -------          -----------



CLASS M1 CERTIFICATES
- ---------------------
(27)    Amount available (including Monthly
        Servicing Fee)                             1,512,685.36

 A.     Interest
(28)    Aggregate interest
        a.  Class M-1 Remittance Rate (7.60%,
            unless Weighted Average Contract
            Rate is below 7.60%)                           7.60%
        b.  Class M-1 Interest                       265,050.00      6.33333333

(29)   Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00               0

(30)   Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00               0

(31)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall              .00               0

(32)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall              .00               0

B.     Principal
(33)   Formula Principal Distribution Amount
       a.  Scheduled Principal                              .00             N/A
       b.  Principal Prepayments                            .00             N/A
       c.  Liquidated Contracts                             .00             N/A
       d.  Repurchases                                      .00             N/A

(34)   Class M-1 Principal Balance                41,850,000.00   1000.00000000
(34a)  Class M-1 Pool Factor                         1.00000000

(35)   Class M-1 Percentage for such Remittance
       Date                                                 .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 6



                                                    CUSIP#'S 393505-LY6,LZ3
                                                    TRUST ACCOUNT #13223001
                                                    REMITTANCE DATE: 7/15/96


(36) Class M-1 Percentage for the following
     Remittance Date                                 .00%

(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                          .00    0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                         .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                             .00

Class B1 Certificates
- ---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                  1,247,635.36

(2)  Class B-1 Remittance Rate (7.55% unless
     Weighted Average Contract Rate is
     below 7.55%)                                    7.55%

(3)  Aggregate Class B1 Interest               117,025.00    6.29166667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00           .00

(6) Amount applied to Class B1 Interest
    Deficiency Amount                                 .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 7

                                                 CUSIP#'S 393505-LY6, LZ3
                                                 TRUST ACCOUNT #13223001
                                                 REMITTANCE DATE: 7/15/96

                                                          Total $    Per $1,000
                                                          Amount      Original
                                                        -----------  ----------

 (7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                         .00

 (8)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                                      .00

(8a)  Class B Percentage for such
      Remittance Date                                           .00

(8b)  Class B Percentage for the following
      Remittance Date                                           .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                    .00

(10a) Class B1 Principal Shortfall                              .00

(10b) Unpaid Class B1 Principal Shortfall                       .00

(11) Class B Principal Balance                        37,218,332.00

(12) Class B1 Principal Balance                       18,600,000.00

Class B2 Certificates
- ---------------------
(13) Remaining Amount Available                        1,130,610.36

(14) Class B-2 Remittance Rate (7.90%
     unless Weighted Average Contract
     Rate is less than 7.90%)                                  7.90%

(15) Aggregate Class B2 Interest                         122,570.69   6.58333357


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 8

                                   CUSIP#'S 393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 7/15/96

                                                       Total $     Per $1,000
                                                       Amount       Original
                                                    -----------   ------------



(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00            .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                     .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                   .00

(19) Class B2 Principal Liquidation Loss Amount             .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                   .00

(21) Guarantee Payment                                      .00

(22) Class B2 Principal Balance                   18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                190,648.32

(24)  3% Guarantee Fee                               817,391.35

(25) Class C Residual Payment                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 9

                                         CUSIP#'S   393505-LY6, LZ3
                                         TRUST ACCOUNT #13223001
                                         REMITTANCE DATE: 7/15/96

(26)    Class M-1 Interest Deficiency on such
        Remittance Date                                    .00

(27)    Class B-1 Interest Deficiency on such
        Remittance Date                                    .00

(28)    Repossessed Contracts                       359,241.64

(29)    Repossessed Contracts Remaining
        in Inventory                                506,804.86

(30)    Weighted Average Contract Rate                 9.84129


                                     GTFC
                                    1996-2
                                   June 1996
                              Defaulted Contracts


                                                       Estimated
                                                        Loss At
Account#     Principal      Interest      Amount       Sale Date
- --------    -----------     --------    -----------    ----------
22324610      19,904.59      119.92       20,024.51     13,253.59
37317958      26,704.60      160.89       26,865.49           .00
75326964      25,019.12      150.74       25,169.86      9,198.56
87320964      19,244.79      115.94       19,360.73      4,506.34
94303476      24,003.36      144.62       24,147.98      8,097.07

TOTALS      $114,876.46     $692.11     $115,568.57    $35,055.56
            ===========     =======     ===========    ==========

                                     GTFC
                                    1996-2
                                   June 1996
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties




Account#          Principal          Interest          Amount
- --------          ---------          --------          ------

43417572           70,151.24          422.66          70,573.90
45403820           70,000.00          421.75          70,421.75
45403843           39,929.43          240.57          40,170.00
40415732          103,856.09          625.73         104,481.82
50422611           59,625.89          359.25          59,985.14
50422653           98,398.93          592.85          98,991.78
50422667           82,409.31          496.52          82,905.83
50422715           92,923.78          559.87          93,483.65
50422719           29,991.82          180.70          30,172.52
50422749           99,346.52          598.46          99,945.08
50422755           67,565.56          407.08          67,972.64
52412034          109,133.16          657.53         109,790.69
53418416           99,050.39          596.78          99,674.17
96421093           74,812.00          450.74          75,262.74
97429545           73,557.70          443.31          74,021.01
98402360           45,206.40          272.37          45,478.77

TOTALS         $1,215,978.22       $7,326.27      $1,223,304.49
               =============       =========      =============